Exhibit 10.48

Agricultural Bank of China
Loan Certificate

Date: July 9, 2007

Applicant	Shenzhen BAK Battery Co., Ltd	ID card of the Applicant	73109958-5

Currency	RMB	Amount	20,000,000

Loan Term	From July 9, 2007 to January 25, 2010

Usage	Working Capital

Annual rate	6.237%

Reference Contract No.	81101200600001989	Reference Guaranty Contract No.	81901200600001462; 81902200600005528

Signature of Applicant	Stamp of Applicant	Signature of Agricultural Bank of China	Stamp of Agricultural Bank of China

/s/ Xiangqian Li

The above loan has been approved to transfer to your account.
Lending Bank: (Stamp)